EXHIBIT 10 (IV)





                  HOME BENEFICIAL SUPPLEMENTAL RETIREMENT PLAN

                      (AS ADOPTED EFFECTIVE JULY 1, 1996)

                                                                            45


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                               TABLE OF CONTENTS



                                                                           PAGE

                                   ARTICLE I
                              DEFINITION OF TERMS

1.1        ACT                                                                1
1.2        ADMINISTRATOR                                                      1
1.3        AFFILIATE                                                          1
1.4        BENEFICIARY                                                        1
1.5        BOARD                                                              1
1.6        CODE                                                               2
1.7        EFFECTIVE DATE                                                     2
1.8        ELIGIBLE EMPLOYEE                                                  2
1.9        EMPLOYEE                                                           2
1.10       EMPLOYER                                                           2
1.11       EXCESS RETIREMENT BENEFIT                                          2
1.12       EXCESS RETIREMENT DEATH BENEFIT                                    2
1.13       EXCESS THRIFT BENEFIT                                              2
1.14       EXCESS THRIFT DEATH BENEFIT                                        2
1.15       PARTICIPANT                                                        2
1.16       PLAN                                                               2
1.17       PLAN SPONSOR                                                       2
1.18       PLAN YEAR                                                          3
1.19       THRIFT PLAN                                                        3
1.20       RABBI TRUST                                                        3
1.21       RETIREMENT PLAN                                                    3
1.22       SUPPLEMENTAL RETIREMENT DEATH BENEFIT                              3
1.23       SUPPLEMENTAL RETIREMENT BENEFIT                                    3

                                   ARTICLE II
                         ELIGIBILITY AND PARTICIPATION

2.1        ELIGIBILITY AND DATE OF PARTICIPATION                              3
2.2        LENGTH OF PARTICIPATION                                            3

                                  ARTICLE III
                        EXCESS AND SUPPLEMENTAL BENEFITS

3.1        EXCESS RETIREMENT BENEFIT                                          3
3.2        EXCESS THRIFT BENEFIT                                              4
3.3        SUPPLEMENTAL RETIREMENT BENEFIT                                    5


                                   ARTICLE IV
                     EXCESS AND SUPPLEMENTAL DEATH BENEFITS

4.1        DEATH AFTER BENEFIT COMMENCEMENT                                   5
4.2        DEATH BEFORE BENEFIT COMMENCEMENT                                  5
4.3        EXCESS RETIREMENT DEATH BENEFIT                                    5
4.4        EXCESS THRIFT DEATH BENEFIT                                        6
4.5        SUPPLEMENTAL RETIREMENT DEATH BENEFIT                              6


                                    - I -                                    46


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                                   ARTICLE V
                                    VESTING

5.1        VESTING GENERALLY                                                  6
5.2        FORFEITURE OF BENEFITS                                             6
5.3        NO RESTORATION OF FORFEITED BENEFITS                               6
5.4        DETERMINATION OF BENEFITS AFTER FORFEITURE FOLLOWED BY
                RE-EMPLOYMENT                                                 7


                                   ARTICLE VI
                              PAYMENT OF BENEFITS

6.1        TIME AND MANNER FOR PAYMENT OF BENEFITS                            7
6.2        DISCRETIONARY CASH-OUT BY LUMP SUM PAYMENT                         7
6.3        BENEFIT DETERMINATION AND PAYMENT PROCEDURE                        8
6.4        PAYMENTS TO MINORS AND INCOMPETENTS                                8
6.5        DISTRIBUTION OF BENEFIT WHEN DISTRIBUTEE CANNOT BE LOCATED         8
6.6        CLAIMS PROCEDURE                                                   8


                                  ARTICLE VII
                                    FUNDING

7.1        FUNDING                                                            9
7.2        USE OF RABBI TRUST PERMITTED                                      10


                                  ARTICLE VIII
                                  FIDUCIARIES

8.1        FIDUCIARIES AND DUTIES AND RESPONSIBILITIES                       10
8.2        LIMITATION OF DUTIES AND RESPONSIBILITIES OF FIDUCIARIES          10
8.3        SERVICE BY FIDUCIARIES IN MORE THAN ONE CAPACITY                  10
8.4        ALLOCATION OR DELEGATION OF DUTIES AND RESPONSIBILITIES BY
              FIDUCIARIES                                                    10
8.5        ASSISTANCE AND CONSULTATION                                       10
8.6        COMPENSATION AND EXPENSES                                         10
8.7        INDEMNIFICATION                                                   11


                                   ARTICLE IX
                               PLAN ADMINISTRATOR

9.1        APPOINTMENT OF PLAN ADMINISTRATOR                                 11
9.2        PLAN SPONSOR AS PLAN ADMINISTRATOR                                11
9.3        PROCEDURE IF A COMMITTEE                                          11
9.4        ACTION BY MAJORITY VOTE IF A COMMITTEE                            11
9.5        APPOINTMENT OF SUCCESSORS                                         11
9.6        DUTIES AND RESPONSIBILITIES OF PLAN ADMINISTRATOR                 11
9.7        POWER AND AUTHORITY                                               12
9.8        AVAILABILITY OF RECORDS                                           12
9.9        NO ACTION WITH RESPECT TO OWN BENEFIT                             12


                                   ARTICLE X
                      AMENDMENT OR TERMINATION OF THE PLAN

10.1       AMENDMENT OR TERMINATION OF THE PLAN                              12



                                      - II -                                 47

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                                   ARTICLE XI
             PARTICIPATION BY EMPLOYERS OTHER THAN THE PLAN SPONSOR

11.1       ADOPTION BY ADDITIONAL EMPLOYERS                                  12
11.2       TERMINATION EVENTS WITH RESPECT TO EMPLOYERS OTHER THAN THE
               PLAN SPONSOR                                                  13
11.3       EFFECT OF EMPLOYER MERGER, CONSOLIDATION OR LIQUIDATION           13


                                  ARTICLE XII
                                 MISCELLANEOUS

12.1       NON-ASSIGNABILITY                                                 13
12.2       RIGHT TO REQUIRE INFORMATION AND RELIANCE THEREON                 14
12.3       NOTICES AND ELECTIONS                                             14
12.4       DELEGATION OF AUTHORITY                                           14
12.5       SERVICE OF PROCESS                                                14
12.6       GOVERNING LAW                                                     14
12.7       BINDING EFFECT                                                    14
12.8       SEVERABILITY                                                      14
12.9       NO EFFECT ON EMPLOYMENT AGREEMENT                                 14
12.10      GENDER AND NUMBER                                                 14
12.11      TITLES AND CAPTIONS                                               14
12.12      CONSTRUCTION                                                      14
12.13      INCOME AND EMPLOYMENT TAXES                                       15


APPENDIX A - LIST OF PARTICIPATING EMPLOYERS
APPENDIX B - LIST OF EXCESS BENEFIT PARTICIPANTS
APPENDIX C - LISTING AND DESCRIPTION OF SUPPLEMENTAL RETIREMENT AND DEATH
                 BENEFITS AND SUPPLEMENTAL BENEFIT PARTICIPANTS



                                   - III -                                  48


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    THIS SUPPLEMENTAL  RETIREMENT PLAN (HEREINAFTER THE "PLAN") IS ADOPTED AS OF
THE 1ST DAY OF JULY, 1996 BY HOME BENEFICIAL CORPORATION, A VIRGINIA CORPORATION (SOMETIMES REFERRED TO AS THE "PLAN SPONSOR"), AND HOME BENEFICIAL LIFE INSURANCE COMPANY, A VIRGINIA CORPORATION (HEREINAFTER COLLECTIVELY CALLED THE "EMPLOYER");


                                  WITNESSETH:

    WHEREAS, EACH EMPLOYER DESIRES TO RETAIN THE SERVICES OF CERTAIN TOP MANAGEMENT EMPLOYEES AND DEEMS IT APPROPRIATE TO PROVIDE FOR ADDITIONAL
RETIREMENT INCOME FOR SUCH EMPLOYEES PURSUANT TO THE TERMS OF THE PLAN IN CONSIDERATION OF THEIR SERVICES AND AS AN INCENTIVE TO REMAIN IN THE EMPLOY OF THE EMPLOYER;

    NOW, THEREFORE, WITNESSETH:


                                   ARTICLE I
                              DEFINITION OF TERMS

    THE FOLLOWING WORDS AND TERMS AS USED IN THIS PLAN SHALL HAVE THE MEANING SET FORTH BELOW, UNLESS A DIFFERENT MEANING IS CLEARLY REQUIRED BY THE CONTEXT:

    1.1 "ACT": THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, OR THE CORRESPONDING SECTIONS OF ANY SUBSEQUENT LEGISLATION WHICH REPLACES IT, AND, TO THE EXTENT NOT INCONSISTENT THEREWITH, THE REGULATIONS ISSUED THEREUNDER.

    1.2 "ADMINISTRATOR":  THE PLAN ADMINISTRATOR PROVIDED FOR IN ARTICLE IX
HEREOF.

    1.3 "AFFILIATE": THE PLAN SPONSOR AND EACH OF THE FOLLOWING BUSINESS ENTITIES OR OTHER ORGANIZATIONS (WHETHER OR NOT INCORPORATED) WHICH DURING THE RELEVANT PERIOD IS TREATED (BUT ONLY FOR THE PORTION OF THE PERIOD SO TREATED AND FOR THE PURPOSE AND TO THE EXTENT REQUIRED TO BE SO TREATED) TOGETHER WITH THE EMPLOYER AS A SINGLE EMPLOYER PURSUANT TO THE FOLLOWING SECTIONS OF THE CODE (AS MODIFIED WHERE APPLICABLE BY SECTION 415(H) OF THE CODE):

               (I) ANY CORPORATION WHICH IS A MEMBER OF A CONTROLLED GROUP OF CORPORATIONS (AS DEFINED IN SECTION 414(B) OF THE CODE) WHICH INCLUDES THE EMPLOYER, AND

              (II) ANY TRADE OR BUSINESS (WHETHER OR NOT INCORPORATED) WHICH IS UNDER COMMON CONTROL (AS DEFINED IN SECTION 414(C) OF THE CODE) WITH THE EMPLOYER.

    1.4  "BENEFICIARY":  FOR PURPOSES OF:

               (I) THE EXCESS RETIREMENT DEATH BENEFIT AND THE EXCESS THRIFT DEATH BENEFIT, THE PERSON OR PERSONS ENTITLED UNDER THE RETIREMENT PLAN AND THRIFT PLAN, RESPECTIVELY, TO RECEIVE ANY BENEFITS PAYABLE THEREUNDER AFTER THE PARTICIPANT'S DEATH.

              (II) THE SUPPLEMENTAL DEATH BENEFIT, THE PERSON OR PERSONS ENTITLED PURSUANT TO APPENDIX C TO THE PLAN TO RECEIVE ANY BENEFITS PAYABLE THEREUNDER AFTER THE PARTICIPANT'S DEATH.

    1.5 "BOARD": THE PRESENT AND ANY SUCCEEDING BOARD OF DIRECTORS OF THE PLAN SPONSOR, UNLESS SUCH TERM IS USED WITH RESPECT TO A PARTICULAR EMPLOYER AND ITS EMPLOYEES, IN WHICH EVENT IT SHALL MEAN THE PRESENT AND ANY SUCCEEDING BOARD OF DIRECTORS OF THAT EMPLOYER.

    1.6 "CODE": THE INTERNAL REVENUE CODE OF 1986, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, OR THE CORRESPONDING SECTION OF ANY SUBSEQUENT INTERNAL REVENUE CODE, AND, TO THE EXTENT NOT INCONSISTENT THEREWITH, REGULATIONS ISSUED THEREUNDER.

    1.7 "EFFECTIVE DATE":  JULY 1, 1996.

    1.8 "ELIGIBLE EMPLOYEE": AN EMPLOYEE (OR FORMER EMPLOYEE) WHO IS (OR WAS) A PARTICIPANT IN EITHER THE RETIREMENT PLAN OR THE THRIFT PLAN, OR BOTH, AND WHO IS DESIGNATED BY EITHER THE CHIEF EXECUTIVE OFFICER OR THE BOARD OF THE PLAN SPONSOR AS A PARTICIPANT IN THE CASE OF EXCESS BENEFIT PARTICIPANTS OR WHO IS DESIGNATED BY THE BOARD OF THE PLAN SPONSOR AS A PARTICIPANT IN THE CASE

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OF SUPPLEMENTAL BENEFIT PARTICIPANTS.

    1.9 "EMPLOYEE": AN INDIVIDUAL WHO IS EMPLOYED IN THE SERVICE OF THE EMPLOYER AS A COMMON LAW EMPLOYEE.

    1.10 "EMPLOYER":

    1.10(A)  HOME  BENEFICIAL  CORPORATION,   A  VIRGINIA  CORPORATION  (OR  ANY
SUCCESSOR THERETO); HOME BENEFICIAL LIFE INSURANCE COMPANY, A VIRGINIA CORPORATION; AND ANY ADDITIONAL AFFILIATE EXECUTING OR ADOPTING THIS PLAN AS A PARTICIPATING EMPLOYER. A LISTING OF THE EMPLOYERS PARTICIPATING IN THE PLAN IS ATTACHED HERETO AS APPENDIX A AND SHALL BE UPDATED BY THE ADMINISTRATOR AT EACH COMMENCEMENT OR TERMINATION OF PARTICIPATION BY AN EMPLOYER.

    1.10(B) EMPLOYMENT WITH AN AFFILIATE SHALL BE CONSIDERED EMPLOYMENT WITH THE EMPLOYER FOR ALL PURPOSES OF THE PLAN OTHER THAN DETERMINING ELIGIBLE EMPLOYEES.

    1.11 "EXCESS RETIREMENT BENEFIT": THE EXCESS RETIREMENT BENEFIT DUE A PARTICIPANT UNDER THE PLAN, AS DETERMINED PURSUANT TO ARTICLE III HEREOF.

    1.12 "EXCESS RETIREMENT DEATH BENEFIT": THE EXCESS RETIREMENT DEATH BENEFIT DUE THE BENEFICIARY OF A PARTICIPANT UNDER THE PLAN, AS DETERMINED PURSUANT TO
ARTICLE IV HEREOF.

    1.13 "EXCESS THRIFT BENEFIT": THE EXCESS THRIFT BENEFIT DUE A PARTICIPANT UNDER THE PLAN, AS DETERMINED PURSUANT TO ARTICLE III HEREOF.

    1.14 "EXCESS THRIFT DEATH BENEFIT": THE EXCESS THRIFT DEATH BENEFIT DUE THE BENEFICIARY OF A PARTICIPANT UNDER THE PLAN, AS DETERMINED PURSUANT TO ARTICLE IV HEREOF.

    1.15 "PARTICIPANT": AN ELIGIBLE EMPLOYEE QUALIFIED TO PARTICIPATE IN THE PLAN, FOR SO LONG AS HE IS CONSIDERED A PARTICIPANT, AS PROVIDED IN ARTICLE II HEREOF. A PARTICIPANT MAY BE DESIGNATED AS AN "EXCESS BENEFIT PARTICIPANT" (INCLUDING AN "EXCESS RETIREMENT BENEFIT PARTICIPANT" AND/OR AN "EXCESS THRIFT BENEFIT PARTICIPANT") AND/OR A "SUPPLEMENTAL BENEFIT PARTICIPANT". FOR PURPOSES
HEREOF:

               (I) AN "EXCESS RETIREMENT BENEFIT PARTICIPANT" IS A PARTICIPANT WHO IS DESIGNATED AS SUCH AND WHO IS OR MAY BECOME ENTITLED TO AN EXCESS RETIREMENT BENEFIT.

              (II) AN "EXCESS THRIFT BENEFIT PARTICIPANT" IS A PARTICIPANT WHO IS DESIGNATED AS SUCH AND WHO IS OR MAY BECOME ENTITLED TO AN EXCESS THRIFT BENEFIT.

             (III) A "SUPPLEMENTAL BENEFIT PARTICIPANT" IS A PARTICIPANT WHO IS DESIGNATED AS SUCH AND WHO IS OR MAY BECOME ENTITLED TO A SUPPLEMENTAL RETIREMENT BENEFIT.

    1.16 "PLAN": THIS DOCUMENT AS CONTAINED HEREIN OR DULY AMENDED. THE PLAN MAINTAINED PURSUANT HERETO SHALL BE KNOWN AS THE "HOME BENEFICIAL SUPPLEMENTAL RETIREMENT PLAN".

    1.17 "PLAN SPONSOR": HOME BENEFICIAL CORPORATION, A VIRGINIA CORPORATION (OR ANY SUCCESSOR THERETO).

    1.18 "PLAN YEAR":  THE CALENDAR YEAR.

    1.19 "THRIFT PLAN": THE HOME BENEFICIAL THRIFT PLAN, AS AMENDED FROM TIME TO TIME, WHICH PLAN IS A DEFINED CONTRIBUTION PLAN MAINTAINED BY THE PLAN SPONSOR AND QUALIFIED UNDER SECTION 401 OF THE CODE.

    1.20 "RABBI TRUST": A TRUST FUND DESCRIBED IN PARAGRAPH 7.2 IF ESTABLISHED AND MAINTAINED FOR THE PLAN.

    1.21 "RETIREMENT PLAN": THE HOME BENEFICIAL RETIREMENT PLAN, AS AMENDED FROM TIME TO TIME, WHICH PLAN IS A DEFINED BENEFIT PENSION PLAN MAINTAINED BY THE PLAN SPONSOR AND QUALIFIED UNDER SECTION 401 OF THE CODE.

    1.22 "SUPPLEMENTAL DEATH BENEFIT": THE SUPPLEMENTAL RETIREMENT DEATH BENEFIT DUE THE BENEFICIARY OF A PARTICIPANT UNDER THE PLAN, AS DETERMINED PURSUANT TO ARTICLE IV HEREOF.

    1.23 "SUPPLEMENTAL RETIREMENT BENEFIT": THE SUPPLEMENTAL RETIREMENT BENEFIT DUE A PARTICIPANT UNDER THE PLAN, AS DETERMINED PURSUANT TO ARTICLE III HEREOF.

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                                   ARTICLE II
                         ELIGIBILITY AND PARTICIPATION

    2.1  ELIGIBILITY AND DATE OF PARTICIPATION.

    2.1(A) EACH ELIGIBLE EMPLOYEE SHALL BE A PARTICIPANT IN THE PLAN COMMENCING WITH THE LATER OF THE EFFECTIVE DATE OF THE PLAN OR THE DATE HE FIRST BECOMES, OR AGAIN BECOMES, AN ELIGIBLE EMPLOYEE.

    2.1(B) A LISTING OF THE EMPLOYEES WHO ARE EXCESS BENEFIT PARTICIPANTS IN THE PLAN, AND STATUS AS EXCESS RETIREMENT BENEFIT PARTICIPANTS AND/OR EXCESS THRIFT BENEFIT PARTICIPANTS, IS ATTACHED HERETO AS APPENDIX B AND SHALL BE UPDATED BY THE ADMINISTRATOR AT EACH COMMENCEMENT OR TERMINATION OF STATUS AS AN EXCESS BENEFIT PARTICIPANT. A LISTING OR IDENTIFICATION OF THE EMPLOYEES WHO ARE SUPPLEMENTAL BENEFIT PARTICIPANTS IN THE PLAN IS ATTACHED HERETO AS APPENDIX C AND SHALL BE UPDATED BY THE ADMINISTRATOR AT EACH COMMENCEMENT OR TERMINATION OF STATUS AS A SUPPLEMENTAL BENEFIT PARTICIPANT.

    2.2  LENGTH  OF   PARTICIPATION.   EACH  ELIGIBLE  EMPLOYEE  WHO  BECOMES  A
PARTICIPANT SHALL BE OR REMAIN A PARTICIPANT FOR SO LONG AS HE IS AN ELIGIBLE EMPLOYEE OR HE IS ENTITLED TO FUTURE BENEFITS UNDER THE TERMS OF THE PLAN.


                                  ARTICLE III
                        EXCESS AND SUPPLEMENTAL BENEFITS

    3.1 EXCESS RETIREMENT BENEFIT.

    3.1(A) SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, A PARTICIPANT WHO IS AN EXCESS RETIREMENT BENEFIT PARTICIPANT SHALL BE ENTITLED TO AN EXCESS RETIREMENT BENEFIT, GENERALLY EXPRESSED AS A BENEFIT PAYABLE MONTHLY FOR THE LIFE OF THE PARTICIPANT AND COMMENCING AT THE APPLICABLE TIME PROVIDED IN THE RETIREMENT PLAN, EQUAL TO THE EXCESS, IF ANY, OF:

               (I) THE AMOUNT OF THE PARTICIPANT'S ACCRUED BENEFIT UNDER THE RETIREMENT PLAN (REFERRED TO IN THE RETIREMENT PLAN AS HIS "ACCRUED BENEFIT"), CALCULATED AS PROVIDED IN THE RETIREMENT PLAN BUT WITHOUT REGARD TO THE FOLLOWING:

                                (A) THE LIMITATIONS ON CONTRIBUTIONS AND
                BENEFITS IMPOSED BY SECTION 415 OF THE CODE, AND

                       (B) THE  LIMITATION  ON  COMPENSATION  IMPOSED BY SECTION
                401(A)(17) OF THE CODE (REFERRED TO IN THE RETIREMENT PLAN AS THE "COMPENSATION LIMIT"), PROVIDED, HOWEVER, THAT UNLESS OTHERWISE EXPRESSLY PROVIDED WITH RESPECT TO A PARTICIPANT ACCRUALS HEREUNDER FOR COMPENSATION IN EXCESS OF THE COMPENSATION LIMIT SHALL ONLY BE APPLICABLE FOR EACH PLAN YEAR AN ELIGIBLE EMPLOYEE IS AN EXCESS RETIREMENT BENEFIT PARTICIPANT AND SHALL ALSO BE APPLICABLE RETROACTIVELY TO JANUARY 1, 1995 FOR EACH ELIGIBLE EMPLOYEE WHO BECOMES AN EXCESS RETIREMENT BENEFIT PARTICIPANT IN 1996, OVER

              (II) THE ACTUAL AMOUNT OF THE PARTICIPANT'S ACCRUED BENEFIT UNDER THE RETIREMENT PLAN.

TO THE EXTENT THAT THE PARTICIPANT'S ACCRUED BENEFIT PAYABLE UNDER THE RETIREMENT PLAN IS INCREASED AT ANY TIME DUE TO INCREASES IN LIMITATIONS ON CONTRIBUTIONS AND BENEFITS IMPOSED BY SECTION 415 OF THE CODE OR TO INCREASES IN THE LIMITATION ON COMPENSATION IMPOSED BY SECTION 401(A)(17) OF THE CODE, WHETHER BY STATUTE, REGULATIONS, ACTION OF THE SECRETARY OF THE TREASURY OR HIS DELEGATE OR OTHERWISE, THE PARTICIPANT'S EXCESS RETIREMENT BENEFIT SHALL BE REDUCED CORRESPONDINGLY.

    3.1(B) IF A PARTICIPANT CEASES TO BE AN ELIGIBLE EMPLOYEE, HIS EXCESS RETIREMENT BENEFIT AND EXCESS RETIREMENT DEATH BENEFIT SHALL NOT BE INCREASED THEREAFTER EXCEPT UPON HIS AGAIN BECOMING AN ELIGIBLE EMPLOYEE.

    3.2 EXCESS THRIFT BENEFIT.

    3.2(A) SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, A PARTICIPANT WHO IS AN EXCESS THRIFT BENEFIT PARTICIPANT SHALL BE ENTITLED TO AN EXCESS THRIFT BENEFIT EQUAL TO THE BALANCE IN HIS EXCESS THRIFT ACCOUNT. THE BALANCE IN HIS EXCESS THRIFT ACCOUNT SHALL CONSIST OF HIS ANNUAL EXCESS THRIFT ALLOCATIONS DETERMINED PURSUANT TO SUBPARAGRAPH 3.2(B), SUBTRACTIONS DETERMINED PURSUANT TO SUBPARAGRAPH 3.2(D) AND DEEMED EARNINGS OR LOSS THEREON DETERMINED PURSUANT TO SUBPARAGRAPH 3.2(E).

    3.2(B) FOR EACH PLAN YEAR AN ELIGIBLE EMPLOYEE IS AN EXCESS THRIFT BENEFIT PARTICIPANT AND RETROACTIVELY TO JANUARY 1, 1995 FOR EACH ELIGIBLE EMPLOYEE WHO BECOMES AN EXCESS THRIFT BENEFIT PARTICIPANT IN 1996, THERE SHALL BE CREDITED TO HIS EXCESS THRIFT ACCOUNT AN AMOUNT (REFERRED TO AS THE "EXCESS THRIFT ALLOCATION") EQUAL TO THE MATCHING CONTRIBUTIONS (REFERRED TO IN THE THRIFT PLAN

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AS  "COMPANY  THRIFT  CONTRIBUTIONS"),  BASED ON HIS ACTUAL  EMPLOYEE  AFTER-TAX
CONTRIBUTIONS UNDER THE THRIFT PLAN (REFERRED TO IN THE THRIFT PLAN AS "EMPLOYEE THRIFT CONTRIBUTIONS"), WHICH WOULD HAVE BEEN ALLOCATED TO, OR WOULD HAVE REMAINED ALLOCATED TO, HIS ACCOUNT UNDER THE THRIFT PLAN FOR SUCH PLAN YEAR BUT FOR THE LIMITATION ON CONTRIBUTIONS AND BENEFITS IMPOSED BY SECTION 415 OF THE CODE AND THE LIMITATION ON COMPENSATION IMPOSED BY SECTION 401(A)(17) OF THE CODE (REFERRED TO IN THE THRIFT PLAN AS THE "COMPENSATION LIMIT"). SUCH AMOUNTS SHALL BE CREDITED AS OF THE END OF THE PLAN YEAR.

    3.2(C) IF A PARTICIPANT CEASES TO BE AN ELIGIBLE EMPLOYEE, HIS EXCESS THRIFT DEATH BENEFIT AND EXCESS THRIFT BENEFIT SHALL NOT BE INCREASED THEREAFTER, EXCEPT FOR INTEREST (OR OTHER DEEMED EARNINGS) CREDITED TO HIS EXCESS THRIFT BENEFIT OR EXCEPT UPON HIS AGAIN BECOMING AN ELIGIBLE EMPLOYEE.

    3.2(D) THE FOLLOWING AMOUNTS SHALL BE SUBTRACTED FROM A PARTICIPANT'S EXCESS THRIFT ACCOUNT:

               (I) ALL FORFEITURES FROM THE ACCOUNT, WHICH SHALL BE SUBTRACTED WHEN THEY OCCUR.

              (II) ALL DISTRIBUTIONS FROM THE ACCOUNT, WHICH SHALL BE SUBTRACTED WHEN MADE.

    3.2(E) AT THE END OF EACH CALENDAR QUARTER OF A PLAN YEAR, THERE SHALL BE CREDITED TO EACH PARTICIPANT'S EXCESS THRIFT ACCOUNT AN AMOUNT REPRESENTING
DEEMED EARNINGS OR LOSS ON THE BALANCE OF SUCH ACCOUNT AS OF THE BEGINNING OF SUCH CALENDAR QUARTER REDUCED BY DISTRIBUTIONS OR FORFEITURES FROM SUCH ACCOUNT DURING SUCH CALENDAR QUARTER. SUCH EARNINGS OR LOSS SHALL BE DETERMINED AND CREDITED ON THE SAME BASIS THAT EARNINGS OR LOSS ARE CREDITED FOR THE SAME PERIOD UNDER THE THRIFT PLAN.

    3.2(F) WHEN AN ERROR OR OMISSION IS DISCOVERED IN THE ACCOUNT OF A PARTICIPANT, THE ADMINISTRATOR SHALL BE AUTHORIZED TO MAKE SUCH EQUITABLE ADJUSTMENT AS IT DEEMS APPROPRIATE.

    3.2(G) NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, A PARTICIPANT'S EXCESS THRIFT ACCOUNT IS INTENDED ONLY TO BE A BOOK ACCOUNT MAINTAINED BY THE EMPLOYER FOR ADMINISTRATIVE PURPOSES HEREUNDER.

    3.2(H) WITHIN A REASONABLE TIME AFTER THE END OF EACH PLAN YEAR AND AT THE DATE A PARTICIPANT'S EXCESS THRIFT BENEFIT OR EXCESS THRIFT DEATH BENEFIT BECOMES PAYABLE UNDER THE PLAN, THE ADMINISTRATOR SHALL PROVIDE TO EACH PARTICIPANT (OR, IF DECEASED, TO HIS BENEFICIARY) A STATEMENT OF THE BALANCE AS OF SUCH DATE IN HIS EXCESS THRIFT ACCOUNT.

    3.3 SUPPLEMENTAL RETIREMENT BENEFIT. THE SUPPLEMENTAL RETIREMENT BENEFIT UNDER THE PLAN OF A PARTICIPANT WHO IS A SUPPLEMENTAL BENEFIT PARTICIPANT CONSISTS OF THAT DEATH BENEFIT, IF ANY, PROVIDED FOR THE PARTICIPANT IN APPENDIX C TO THE PLAN.

                                   ARTICLE IV
                     EXCESS AND SUPPLEMENTAL DEATH BENEFITS

    4.1 DEATH AFTER BENEFIT COMMENCEMENT. IF A PARTICIPANT DIES AFTER HIS EXCESS RETIREMENT BENEFIT, HIS EXCESS THRIFT BENEFIT OR HIS SUPPLEMENTAL RETIREMENT BENEFIT COMMENCES TO BE PAID, THE ONLY BENEFITS PAYABLE UNDER THE PLAN TO HIS BENEFICIARY AFTER HIS DEATH SHALL BE THOSE, IF ANY, PROVIDED UNDER THE FORM OF PAYMENT OF SUCH BENEFIT BEING MADE TO HIM AT HIS DEATH. THE PROVISIONS OF THIS PARAGRAPH SHALL APPLY SEPARATELY TO EACH SUCH BENEFIT.

    4.2 DEATH BEFORE BENEFIT COMMENCEMENT. IF A PARTICIPANT DIES BEFORE HIS EXCESS RETIREMENT BENEFIT, HIS EXCESS THRIFT BENEFIT OR HIS SUPPLEMENTAL RETIREMENT BENEFIT COMMENCES TO BE PAID, THE ONLY BENEFIT PAYABLE UNDER THE PLAN WITH RESPECT TO HIM SHALL BE THE EXCESS RETIREMENT DEATH BENEFIT, EXCESS THRIFT DEATH BENEFIT OR SUPPLEMENTAL DEATH BENEFIT, IF ANY, PROVIDED IN THIS ARTICLE
IV.  THE  PROVISIONS  OF THIS  PARAGRAPH  SHALL  APPLY  SEPARATELY  TO EACH SUCH
BENEFIT.

    4.3 EXCESS RETIREMENT DEATH BENEFIT. SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, IF AN EXCESS RETIREMENT BENEFIT PARTICIPANT DIES BEFORE HIS EXCESS RETIREMENT BENEFIT COMMENCES TO BE PAID AND IF HIS BENEFICIARY IS ENTITLED TO RECEIVE A PRE- RETIREMENT SPOUSE'S DEATH BENEFIT UNDER THE RETIREMENT PLAN (REFERRED TO IN THE RETIREMENT PLAN AS THE "PRE-RETIREMENT SPOUSE'S DEATH BENEFIT"), SUCH BENEFICIARY SHALL BE ENTITLED TO RECEIVE AS AN EXCESS RETIREMENT DEATH BENEFIT UNDER THE PLAN AN AMOUNT EQUAL TO THE EXCESS OF:

               (I) THE AMOUNT OF SUCH PRE-RETIREMENT SPOUSE'S DEATH BENEFIT UNDER THE RETIREMENT PLAN, CALCULATED AS PROVIDED IN THE RETIREMENT PLAN BUT WITHOUT REGARD TO THE FOLLOWING:

                       (A) THE LIMITATIONS ON CONTRIBUTIONS AND BENEFITS IMPOSED
                BY SECTION 415 OF THE CODE, AND

                       (B) THE LIMITATION ON COMPENSATION IMPOSED BY SECTION
                401(A)(17) OF THE CODE (REFERRED TO IN THE RETIREMENT PLAN AS THE "COMPENSATION LIMIT"), OVER

                         (II) THE ACTUAL AMOUNT OF SUCH PRE-RETIREMENT SPOUSE'S
                     DEATH BENEFIT UNDER THE RETIREMENT PLAN.

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TO THE EXTENT  THAT THE  PARTICIPANT'S  ACCRUED  BENEFIT  OR HIS  PRE-RETIREMENT
SPOUSE'S DEATH BENEFIT PAYABLE UNDER THE RETIREMENT PLAN IS INCREASED AT ANY TIME DUE TO INCREASES IN THE LIMITATIONS ON CONTRIBUTIONS AND BENEFITS IMPOSED BY SECTION 415 OF THE CODE OR TO INCREASES IN THE LIMITATION ON COMPENSATION IMPOSED BY SECTION 401(A)(17) OF THE CODE, WHETHER BY STATUTE, REGULATIONS,
ACTION BY THE SECRETARY OF TREASURY OR HIS DELEGATE OR OTHERWISE, THE PARTICIPANT'S EXCESS RETIREMENT DEATH BENEFIT SHALL BE REDUCED CORRESPONDINGLY.

    4.4 EXCESS THRIFT DEATH BENEFIT. SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, IF AN EXCESS THRIFT BENEFIT PARTICIPANT DIES BEFORE HIS EXCESS THRIFT BENEFIT COMMENCES TO BE PAID, HIS BENEFICIARY SHALL BE ENTITLED TO RECEIVE AN EXCESS THRIFT DEATH BENEFIT EQUAL TO THE VESTED BALANCE IN HIS EXCESS THRIFT ACCOUNT.

    4.5 SUPPLEMENTAL DEATH BENEFIT. THE SUPPLEMENTAL DEATH BENEFIT UNDER THE PLAN WITH RESPECT TO A SUPPLEMENTAL BENEFIT PARTICIPANT CONSISTS OF THAT DEATH BENEFIT, IF ANY, PROVIDED FOR THE PARTICIPANT IN APPENDIX C TO THE PLAN.


                                   ARTICLE V
                                    VESTING

    5.1 VESTING GENERALLY.

    5.1(A) A PARTICIPANT'S EXCESS RETIREMENT BENEFIT OR EXCESS RETIREMENT DEATH BENEFIT, AS THE CASE MAY BE, SHALL BE VESTED TO THE EXTENT AND DETERMINED IN THE MANNER THAT HE HAS A VESTED AND NON-FORFEITABLE RIGHT TO HIS EMPLOYER-DERIVED ACCRUED BENEFIT UNDER THE RETIREMENT PLAN.

    5.1(B) A PARTICIPANT'S EXCESS THRIFT BENEFIT OR EXCESS THRIFT DEATH BENEFIT, AS THE CASE MAY BE, AT ANY TIME SHALL BE VESTED TO THE EXTENT AND DETERMINED IN THE MANNER THAT HE HAS A VESTED AND NON-FORFEITABLE RIGHT TO HIS EMPLOYER-DERIVED COMPANY THRIFT ACCOUNT UNDER THE THRIFT PLAN (REFERRED TO IN THE THRIFT PLAN AS THE COMPANY THRIFT ACCOUNT") AT SUCH TIME.

    5.1(C) A PARTICIPANT'S SUPPLEMENTAL RETIREMENT BENEFIT OR SUPPLEMENTAL DEATH BENEFIT, AS THE CASE MAY BE, SHALL BE VESTED TO THE EXTENT AND DETERMINED IN THE MANNER PROVIDED IN APPENDIX C TO THE PLAN.

    5.2  FORFEITURE OF BENEFITS.

    5.2(A) NOTWITHSTANDING ANY CONTRARY PROVISION HEREOF, THE NON-VESTED PORTION OF THE EXCESS RETIREMENT BENEFIT OF A PARTICIPANT AND THE EXCESS RETIREMENT DEATH BENEFIT WITH RESPECT TO A PARTICIPANT SHALL BE FORFEITED UPON:

               (I) THE PARTICIPANT'S VOLUNTARY OR INVOLUNTARY TERMINATION OF EMPLOYMENT WITH THE EMPLOYER FOR REASONS OTHER THAN DEATH UNDER CIRCUMSTANCES WHICH DO NOT CONSTITUTE RETIREMENT FOR PURPOSES OF THE RETIREMENT PLAN; OR

              (II) AT THE PARTICIPANT'S DEATH, BUT HIS VESTING SHALL INCLUDE ANY ADDITIONAL VESTING PROVIDED UNDER THE RETIREMENT PLAN BY REASON OF HIS DEATH.

    5.2(B) NOTWITHSTANDING ANY CONTRARY PROVISION HEREOF, THE NON-VESTED PORTION OF A PARTICIPANT'S EXCESS THRIFT BENEFIT AND THE EXCESS THRIFT DEATH BENEFIT WITH RESPECT TO A PARTICIPANT SHALL BE FORFEITED UPON:

               (I) THE PARTICIPANT'S VOLUNTARY OR INVOLUNTARY TERMINATION OF EMPLOYMENT WITH THE EMPLOYER FOR REASONS OTHER THAN DEATH UNDER CIRCUMSTANCES WHICH DO NOT CONSTITUTE RETIREMENT FOR PURPOSES OF THE THRIFT PLAN; OR

              (II) THE PARTICIPANT'S DEATH, BUT HIS VESTING SHALL INCLUDE ANY ADDITIONAL VESTING PROVIDED UNDER THE THRIFT PLAN BY REASON OF HIS DEATH.

    5.3(C) A PARTICIPANT'S SUPPLEMENTAL RETIREMENT BENEFIT OR SUPPLEMENTAL DEATH BENEFIT, AS THE CASE MAY BE, SHALL BE FORFEITED AT THE TIME AND IN THE MANNER PROVIDED IN APPENDIX C TO THE PLAN.

    5.3 NO RESTORATION OF FORFEITED BENEFITS. THERE SHALL BE NO RESTORATION OF FORFEITED BENEFITS.

    5.4 DETERMINATION OF BENEFITS AFTER FORFEITURE FOLLOWED BY RE-EMPLOYMENT.

    5.4(A) IF A PARTICIPANT INCURS A FORFEITURE AND SUBSEQUENTLY IS AN ELIGIBLE
           EMPLOYEE AND A PARTICIPANT:

               (I) HIS EXCESS RETIREMENT BENEFIT AND EXCESS RETIREMENT DEATH BENEFIT SHALL BE DETERMINED AS THOUGH THE

    RETIREMENT PLAN PROVIDED FOR ACCRUAL OF BENEFITS WITHOUT REGARD TO HIS SERVICE CREDITED AND COMPENSATION EARNED PRIOR TO SUCH FORFEITURE, AND ANY ADDITIONAL EXCESS RETIREMENT BENEFIT AND EXCESS RETIREMENT DEATH BENEFIT EARNED AFTER HIS RE-EMPLOYMENT SHALL BE REDUCED BY THE ACTUARIAL VALUE, DETERMINED ON THE BASIS OF THE APPLICABLE ACTUARIAL EQUIVALENT OR VALUE FACTORS UNDER THE RETIREMENT PLAN, OF HIS VESTED EXCESS RETIREMENT BENEFIT AND EXCESS RETIREMENT DEATH BENEFIT, RESPECTIVELY, EARNED PRIOR TO SUCH RE-EMPLOYMENT.

              (II) A NEW EXCESS THRIFT ACCOUNT SHALL BE ESTABLISHED FOR SUCH PARTICIPANT TO REFLECT HIS SUBSEQUENT PARTICIPATION IN THE PLAN, AND THE PARTICIPANT'S VESTED EXCESS THRIFT ACCOUNT AT ANY TIME SHALL EQUAL THE SUM OF HIS PRIOR VESTED EXCESS THRIFT ACCOUNT AND HIS NEW VESTED EXCESS THRIFT ACCOUNT AT SUCH TIME.

    5.4(B) IF A PARTICIPANT INCURS A FORFEITURE AND SUBSEQUENTLY IS AN ELIGIBLE EMPLOYEE AND A SUPPLEMENTAL BENEFIT PARTICIPANT, UNLESS OTHERWISE PROVIDED IN APPENDIX C TO THE PLAN, HIS SUPPLEMENTAL RETIREMENT BENEFIT AND SUPPLEMENTAL DEATH BENEFIT SHALL BE DETERMINED WITHOUT REGARD TO HIS SERVICE CREDITED AND COMPENSATION EARNED PRIOR TO SUCH FORFEITURE.


                                   ARTICLE VI
                              PAYMENT OF BENEFITS

    6.1  TIME AND MANNER FOR PAYMENT OF BENEFITS.

    6.1(A) A PARTICIPANT'S VESTED EXCESS RETIREMENT BENEFIT, OR THE VESTED EXCESS RETIREMENT DEATH BENEFIT WITH RESPECT TO A PARTICIPANT, SHALL BE PAYABLE COMMENCING AT THE TIME THAT THE PARTICIPANT'S ACCRUED BENEFIT OR PRE-RETIREMENT SPOUSE'S DEATH BENEFIT, RESPECTIVELY, COMMENCES TO BE PAID UNDER THE RETIREMENT PLAN, AS APPLICABLE WITH RESPECT TO THE BENEFIT PAYMENT HEREUNDER. SUCH BENEFIT SHALL BE PAYABLE TO THE PARTICIPANT OR, WHERE APPLICABLE, THE PARTICIPANT'S BENEFICIARY IN THE SAME MANNER, AT THE SAME TIME, FOR THE SAME DURATION AND SUBJECT TO ALL THE SAME OTHER OPTIONS, CONDITIONS, PRIVILEGES, ACTUARIAL EQUIVALENT OR VALUE FACTORS, RESTRICTIONS, BENEFIT SUSPENSIONS AND OTHER PAYMENT PROVISIONS AS ARE APPLICABLE TO THE BENEFIT PAYABLE TO THE PARTICIPANT OR HIS BENEFICIARY UNDER THE RETIREMENT PLAN, AS APPLICABLE WITH RESPECT TO THE BENEFIT PAYMENT HEREUNDER.

    6.1(B) A PARTICIPANT'S VESTED EXCESS THRIFT BENEFIT, OR THE VESTED EXCESS THRIFT DEATH BENEFIT WITH RESPECT TO A PARTICIPANT, AS THE CASE MAY BE, SHALL BE PAYABLE COMMENCING AT THE TIME THAT THE PARTICIPANT'S ACCRUED BENEFIT COMMENCES TO BE PAID UNDER THE THRIFT PLAN, AS APPLICABLE WITH RESPECT TO THE BENEFIT PAYMENT HEREUNDER. SUCH BENEFIT SHALL BE PAYABLE TO THE PARTICIPANT OR, WHERE APPLICABLE, THE PARTICIPANT'S BENEFICIARY IN THE SAME MANNER, AT THE SAME TIME, FOR THE SAME DURATION AND SUBJECT TO ALL THE SAME OTHER OPTIONS, CONDITIONS, PRIVILEGES, ACTUARIAL EQUIVALENT OR VALUE FACTORS, RESTRICTIONS, BENEFIT
SUSPENSIONS AND OTHER PAYMENT PROVISIONS AS ARE APPLICABLE TO THE BENEFIT PAYABLE TO THE PARTICIPANT OR HIS BENEFICIARY UNDER THE THRIFT PLAN, AS APPLICABLE WITH RESPECT TO THE BENEFIT PAYMENT HEREUNDER.

    6.1(C) A PARTICIPANT'S VESTED SUPPLEMENTAL RETIREMENT BENEFIT, OR THE VESTED SUPPLEMENTAL DEATH BENEFIT WITH RESPECT TO A PARTICIPANT, AS THE CASE MAY BE, SHALL BE PAID AT THE TIME AND IN THE MANNER PROVIDED IN APPENDIX C TO THE PLAN.

    6.2 DISCRETIONARY CASH-OUT BY LUMP SUM PAYMENT.

    6.2(A) NOTWITHSTANDING THE FORM OF BENEFIT PAYMENT PROVISIONS OF PARAGRAPH 6.1, IN THE SOLE DISCRETION OF THE ADMINISTRATOR, A PARTICIPANT'S VESTED EXCESS RETIREMENT BENEFIT, OR VESTED EXCESS RETIREMENT DEATH BENEFIT WITH RESPECT TO A PARTICIPANT, MAY BE CASHED-OUT IN A LUMP SUM PAYMENT, DETERMINED ON THE BASIS OF THE APPLICABLE ACTUARIAL EQUIVALENT AND VALUE FACTORS UNDER THE RETIREMENT PLAN, IF EITHER (I) THE ENTIRE ACTUARIAL VALUE OF SUCH BENEFIT IS NOT OVER $10,000 OR
(II) THE MONTHLY PAYMENT AMOUNT IS NOT OVER $500.

    6.2(B) NOTWITHSTANDING THE FORM OF BENEFIT PAYMENT PROVISIONS OF PARAGRAPH 6.1, IN THE SOLE DISCRETION OF THE ADMINISTRATOR, A PARTICIPANT'S VESTED EXCESS THRIFT BENEFIT, OR THE VESTED EXCESS THRIFT DEATH BENEFIT WITH RESPECT TO A PARTICIPANT, MAY BE CASHED-OUT IN A LUMP SUM PAYMENT IN AN AMOUNT EQUAL TO THE VESTED BALANCE IN THE PARTICIPANT'S EXCESS THRIFT ACCOUNT AT SUCH TIME IF, AT ANY TIME PRIOR TO THE COMMENCEMENT OF PAYMENT, THE ENTIRE VESTED EXCESS THRIFT ACCOUNT BALANCE IS NOT OVER $10,000 OR IF, AT ANY TIME AFTER THE COMMENCEMENT OF PAYMENT, EITHER (I) THE ENTIRE ACTUARIAL VALUE OF SUCH BENEFIT IS NOT OVER $10,000 OR (II) THE MONTHLY PAYMENT AMOUNT IS NOT OVER $500 (WITH THE LUMP SUM AND ACTUARIAL VALUATION BASED ON THE APPLICABLE ANNUITY PURCHASE RATE UNDER THE THRIFT PLAN FOR THE FORM OF PAYMENT IN QUESTION.

    6.3 BENEFIT DETERMINATION AND PAYMENT PROCEDURE. THE ADMINISTRATOR SHALL MAKE ALL DETERMINATIONS CONCERNING ELIGIBILITY FOR BENEFITS UNDER THE PLAN, THE TIME OR TERMS OF PAYMENT, AND THE FORMS OR MANNER OF PAYMENT TO THE PARTICIPANT OR THE PARTICIPANT'S BENEFICIARY, IN THE EVENT OF THE DEATH OF THE PARTICIPANT. THE ADMINISTRATOR SHALL PROMPTLY NOTIFY THE EMPLOYER AND, WHERE PAYMENTS ARE TO BE MADE FROM THE RABBI TRUST (IF ESTABLISHED AND MAINTAINED FOR THE PLAN), THE TRUSTEE THEREOF OF EACH SUCH DETERMINATION THAT BENEFIT PAYMENTS ARE DUE AND PROVIDE TO THE EMPLOYER AND, WHERE APPLICABLE, SUCH TRUSTEE ALL OTHER INFORMATION NECESSARY TO ALLOW THE EMPLOYER OR SUCH TRUSTEE, AS THE CASE MAY BE, TO CARRY OUT SAID DETERMINATION, WHEREUPON THE EMPLOYER OR SUCH TRUSTEE, AS THE CASE MAY BE, SHALL PAY SUCH BENEFITS IN ACCORDANCE WITH THE ADMINISTRATOR'S DETERMINATION.

    6.4 PAYMENTS TO MINORS AND INCOMPETENTS. IF A PARTICIPANT OR BENEFICIARY ENTITLED TO RECEIVE ANY BENEFITS HEREUNDER IS A MINOR OR IS ADJUDGED TO BE LEGALLY INCAPABLE OF GIVING VALID RECEIPT AND DISCHARGE FOR SUCH BENEFITS, OR IS DEEMED SO BY THE ADMINISTRATOR, BENEFITS WILL BE PAID TO SUCH PERSON AS THE ADMINISTRATOR MAY DESIGNATE FOR THE BENEFIT OF SUCH PARTICIPANT OR BENEFICIARY. SUCH PAYMENTS SHALL BE CONSIDERED A PAYMENT TO SUCH PARTICIPANT OR BENEFICIARY AND SHALL, TO THE EXTENT MADE, BE DEEMED A COMPLETE DISCHARGE OF ANY LIABILITY FOR SUCH PAYMENTS UNDER THE PLAN.

    6.5 DISTRIBUTION OF BENEFIT WHEN DISTRIBUTEE CANNOT BE LOCATED. THE ADMINISTRATOR SHALL MAKE ALL REASONABLE ATTEMPTS TO DETERMINE THE IDENTITY AND/OR WHEREABOUTS OF A PARTICIPANT OR HIS BENEFICIARY ENTITLED TO BENEFITS UNDER THE PLAN, INCLUDING THE MAILING BY CERTIFIED MAIL OF A NOTICE TO THE LAST KNOWN ADDRESS SHOWN ON THE EMPLOYER'S OR THE ADMINISTRATOR'S RECORDS. IF THE ADMINISTRATOR IS UNABLE TO LOCATE SUCH A PERSON ENTITLED TO BENEFITS HEREUNDER, OR IF THERE HAS BEEN NO CLAIM MADE FOR SUCH BENEFITS, THE EMPLOYER SHALL CONTINUE TO HOLD THE BENEFIT DUE SUCH PERSON, SUBJECT TO ANY APPLICABLE STATUTE OF ESCHEATS.

    6.6  CLAIMS PROCEDURE.

    6.6(A) A PARTICIPANT OR BENEFICIARY (THE "CLAIMANT") SHALL HAVE THE RIGHT TO REQUEST ANY BENEFIT UNDER THE PLAN BY FILING A WRITTEN CLAIM FOR ANY SUCH BENEFIT WITH THE ADMINISTRATOR ON A FORM PROVIDED BY THE ADMINISTRATOR FOR SUCH PURPOSE. THE ADMINISTRATOR SHALL GIVE SUCH CLAIM DUE CONSIDERATION AND SHALL EITHER APPROVE OR DENY IT IN WHOLE OR IN PART. WITHIN NINETY (90) DAYS FOLLOWING RECEIPT OF SUCH CLAIM BY THE ADMINISTRATOR, NOTICE OF ANY DENIAL THEREOF, IN
WHOLE OR IN PART, SHALL BE DELIVERED TO, AND A RECEIPT THEREFOR SHALL BE OBTAINED FROM, THE CLAIMANT OR HIS DULY AUTHORIZED REPRESENTATIVE OR SUCH NOTICE OF DENIAL SHALL BE SENT BY REGISTERED MAIL TO THE CLAIMANT, OR HIS DULY
AUTHORIZED REPRESENTATIVE, AT THE ADDRESS SHOWN ON THE CLAIM FORM OR SUCH INDIVIDUAL'S LAST KNOWN ADDRESS. THE AFORESAID NINETY (90) DAY RESPONSE PERIOD MAY BE EXTENDED TO ONE HUNDRED EIGHTY (180) DAYS AFTER RECEIPT OF THE CLAIMANT'S CLAIM IF SPECIAL CIRCUMSTANCES EXIST AND IF WRITTEN NOTICE OF THE EXTENSION TO ONE HUNDRED EIGHTY (180) DAYS INDICATING THE SPECIAL CIRCUMSTANCES INVOLVED AND THE DATE BY WHICH A DECISION IS EXPECTED TO BE MADE IS FURNISHED TO THE CLAIMANT WITHIN NINETY (90) DAYS AFTER RECEIPT OF THE CLAIMANT'S CLAIM. SUCH NOTICE OF DENIAL SHALL BE WRITTEN IN A MANNER CALCULATED TO BE UNDERSTOOD BY THE CLAIMANT AND SHALL:

               (I) SET FORTH A SPECIFIC REASON OR REASONS FOR THE DENIAL,

              (II) MAKE SPECIFIC REFERENCE TO THE PERTINENT PROVISIONS OF THE PLAN ON WHICH ANY DENIAL OF BENEFITS IS BASED,

             (III) DESCRIBE ANY ADDITIONAL MATERIAL OR INFORMATION NECESSARY FOR THE CLAIMANT TO PERFECT THE CLAIM AND EXPLAIN WHY SUCH MATERIAL OR INFORMATION IS NECESSARY, AND

             (IV)  EXPLAIN THE CLAIM REVIEW PROCEDURE OF SUBPARAGRAPH 6.6(B).

    IF SUCH NOTICE OF DENIAL IS NOT PROVIDED TO THE CLAIMANT WITHIN THE APPLICABLE NINETY (90) DAY OR ONE HUNDRED EIGHTY (180) DAY PERIOD, THE CLAIMANT'S CLAIM SHALL BE CONSIDERED DENIED FOR PURPOSES OF THE CLAIM REVIEW PROCEDURE OF SUBPARAGRAPH 6.6(B).

    6.6(B)  A  PARTICIPANT  OR   BENEFICIARY   WHOSE  CLAIM  FILED  PURSUANT  TO
SUBPARAGRAPH 6.6(A) HAS BEEN DENIED, IN WHOLE OR IN PART, MAY, WITHIN SIXTY (60) DAYS FOLLOWING RECEIPT OF NOTICE OF SUCH DENIAL, OR FOLLOWING THE EXPIRATION OF THE APPLICABLE PERIOD PROVIDED FOR IN SUBPARAGRAPH 6.6(A) FOR NOTIFYING THE CLAIMANT OF THE DECISION ON THE CLAIM IF NO NOTICE OF DENIAL IS PROVIDED, MAKE WRITTEN APPLICATION TO THE ADMINISTRATOR FOR A REVIEW OF SUCH CLAIM, WHICH APPLICATION SHALL BE FILED WITH THE ADMINISTRATOR.
FOR PURPOSES OF SUCH REVIEW, THE CLAIMANT OR HIS DULY AUTHORIZED REPRESENTATIVE MAY REVIEW PLAN DOCUMENTS PERTINENT TO SUCH CLAIM AND MAY SUBMIT TO THE ADMINISTRATOR WRITTEN ISSUES AND COMMENTS RESPECTING SUCH CLAIM. THE ADMINISTRATOR MAY SCHEDULE AND HOLD A HEARING. THE ADMINISTRATOR SHALL MAKE A FULL AND FAIR REVIEW OF ANY DENIAL OF A CLAIM FOR BENEFITS AND ISSUE ITS DECISION THEREON PROMPTLY, BUT NO LATER THAN SIXTY (60) DAYS AFTER RECEIPT BY THE ADMINISTRATOR OF THE CLAIMANT'S REQUEST FOR REVIEW, OR ONE HUNDRED TWENTY
(120) DAYS AFTER SUCH RECEIPT IF A HEARING IS TO BE HELD OR IF OTHER SPECIAL CIRCUMSTANCES EXIST AND IF WRITTEN NOTICE OF THE EXTENSION TO ONE HUNDRED TWENTY
(120) DAYS IS FURNISHED TO THE CLAIMANT WITHIN SIXTY (60) DAYS AFTER THE RECEIPT OF THE CLAIMANT'S REQUEST FOR A REVIEW. SUCH DECISION SHALL BE IN WRITING, SHALL BE DELIVERED BY THE ADMINISTRATOR TO THE CLAIMANT AND SHALL:

               (I) INCLUDE SPECIFIC REASONS FOR THE DECISION,

              (II) BE WRITTEN IN A MANNER CALCULATED TO BE UNDERSTOOD BY THE CLAIMANT, AND

             (III) CONTAIN SPECIFIC REFERENCES TO THE PERTINENT PLAN PROVISIONS ON WHICH THE DECISION IS BASED.

    THE ADMINISTRATOR'S DECISION MADE IN GOOD FAITH SHALL BE FINAL.

                                  ARTICLE VII
                                    FUNDING

    7.1 FUNDING.

    7.1(A) THE UNDERTAKING TO PAY THE BENEFITS HEREUNDER SHALL BE AN UNFUNDED OBLIGATION PAYABLE SOLELY FROM THE GENERAL ASSETS OF THE EMPLOYER AND SUBJECT TO THE CLAIMS OF THE EMPLOYER'S CREDITORS.

    7.1(B) EXCEPT AS MAY BE PROVIDED IN ANY RABBI TRUST, NOTHING CONTAINED IN THE PLAN AND NO ACTION TAKEN PURSUANT TO THE PROVISIONS OF THE PLAN SHALL CREATE OR BE CONSTRUED TO CREATE A TRUST OF ANY KIND OR A FIDUCIARY RELATIONSHIP BETWEEN THE EMPLOYER AND THE PARTICIPANT OR HIS BENEFICIARY OR ANY OTHER PERSON OR TO GIVE ANY PARTICIPANT OR BENEFICIARY ANY RIGHT, TITLE OR INTEREST IN ANY SPECIFIC ASSET OR ASSETS OF THE EMPLOYER. TO THE EXTENT THAT ANY PERSON ACQUIRES A RIGHT TO RECEIVE PAYMENTS FROM THE EMPLOYER UNDER THE PLAN, SUCH RIGHTS SHALL BE NO GREATER THAN THE RIGHT OF ANY UNSECURED GENERAL CREDITOR OF THE EMPLOYER.

    7.1(C) EACH EMPLOYER SHALL BE JOINTLY AND SEVERALLY LIABLE FOR THE PAYMENTS OF BENEFITS UNDER THE PLAN ACCRUED WHILE A PARTICIPATING EMPLOYER. AS BETWEEN EMPLOYERS, PRIMARY RESPONSIBILITY FOR THE EXCESS RETIREMENT BENEFIT, EXCESS THRIFT BENEFIT, EXCESS RETIREMENT DEATH BENEFIT, EXCESS THRIFT DEATH BENEFIT OBLIGATIONS TO A PARTICIPANT HEREUNDER SHALL BE BASED ON THE COMPENSATION PAID BY EACH SUCH EMPLOYER TO THE PARTICIPANT ON WHICH SUCH BENEFITS UNDER THE PLAN ARE ACCRUED, AND PRIMARY RESPONSIBILITY FOR THE SUPPLEMENTAL RETIREMENT BENEFIT AND SUPPLEMENTAL RETIREMENT DEATH BENEFIT OBLIGATIONS HEREUNDER TO A PARTICIPANT SHALL BE BASED ON THE COMPENSATION PAID BY EACH SUCH EMPLOYER TO THE PARTICIPANT DURING THE PARTICIPANT'S LAST CONTINUOUS PERIOD OF EMPLOYMENT WITH THE EMPLOYERS DURING WHICH SUCH BENEFIT(S) ARE AWARDED.

    7.1(D) EXCEPT TO THE EXTENT PAID FROM ANY RABBI TRUST, HOME BENEFICIAL LIFE INSURANCE COMPANY AS A PARTICIPATING EMPLOYER AGREES TO, AND SHALL, PAY BENEFITS DUE UNDER THE PLAN ON BEHALF OF ALL EMPLOYERS. HOME BENEFICIAL LIFE INSURANCE COMPANY MAY REQUIRE CONTRIBUTIONS BY PARTICIPATING EMPLOYERS AT SUCH TIMES (WHETHER BEFORE, AT OR AFTER THE TIME OF PAYMENT), IN SUCH AMOUNTS AND ON SUCH BASIS AS IT OR THE PLAN SPONSOR MAY FROM TIME TO TIME DETERMINE IN ORDER TO DEFRAY THE COSTS OF BENEFITS UNDER AND ADMINISTRATION OF THE PLAN.

    7.2 USE OF RABBI TRUST PERMITTED. NOTWITHSTANDING ANY PROVISION HEREIN TO THE CONTRARY, THE PLAN SPONSOR MAY IN ITS SOLE DISCRETION ELECT TO ESTABLISH AND FUND THE RABBI TRUST FOR THE PURPOSE OF PROVIDING BENEFITS UNDER THE PLAN.


                                  ARTICLE VIII
                                  FIDUCIARIES

    8.1 FIDUCIARIES AND DUTIES AND RESPONSIBILITIES. AUTHORITY TO CONTROL AND MANAGE THE OPERATION AND ADMINISTRATION OF THE PLAN SHALL BE VESTED IN THE FOLLOWING, WHO, TOGETHER WITH THEIR MEMBERSHIP, IF ANY, SHALL BE THE FIDUCIARIES UNDER THE PLAN WITH THOSE POWERS, DUTIES, AND RESPONSIBILITIES SPECIFICALLY ALLOCATED TO THEM BY THE PLAN:

    8.1(A) PLAN ADMINISTRATOR - THE PLAN ADMINISTRATOR NAMED AND SERVING AS PROVIDED IN ARTICLE IX HEREOF.

    8.1(B) TRUSTEE - THE TRUSTEE, IF ANY, OF ANY RABBI TRUST.

    8.2 LIMITATION OF DUTIES AND RESPONSIBILITIES OF FIDUCIARIES. THE DUTIES AND RESPONSIBILITIES, AND ANY LIABILITY THEREFOR, OF THE FIDUCIARIES PROVIDED FOR IN PARAGRAPH 8.1 SHALL BE SEVERALLY LIMITED TO THE DUTIES AND RESPONSIBILITIES SPECIFICALLY ALLOCATED TO EACH SUCH FIDUCIARY IN ACCORDANCE WITH THE TERMS OF THE PLAN, AND THERE SHALL BE NO JOINT DUTY, RESPONSIBILITY, OR LIABILITY AMONG ANY SUCH GROUPS OF FIDUCIARIES IN THE CONTROL AND MANAGEMENT OF THE OPERATION AND ADMINISTRATION OF THE PLAN.

    8.3 SERVICE BY FIDUCIARIES IN MORE THAN ONE CAPACITY. ANY PERSON OR GROUP OF PERSONS MAY SERVE IN MORE THAN ONE FIDUCIARY CAPACITY WITH RESPECT TO THE PLAN.

    8.4 ALLOCATION OR DELEGATION OF DUTIES AND RESPONSIBILITIES BY FIDUCIARIES. BY WRITTEN AGREEMENT FILED WITH THE ADMINISTRATOR AND THE PLAN SPONSOR, ANY DUTIES AND RESPONSIBILITIES OF ANY FIDUCIARY MAY BE ALLOCATED AMONG FIDUCIARIES OR MAY BE DELEGATED TO PERSONS OTHER THAN FIDUCIARIES. ANY WRITTEN AGREEMENT SHALL SPECIFICALLY SET FORTH THE DUTIES AND RESPONSIBILITIES SO ALLOCATED OR DELEGATED, SHALL CONTAIN REASON ABLE PROVISIONS FOR TERMINATION, AND SHALL BE EXECUTED BY THE PARTIES THERETO.

    8.5 ASSISTANCE AND CONSULTATION. A FIDUCIARY, AND ANY DELEGATE NAMED PURSUANT TO PARAGRAPH 8.4, MAY ENGAGE AGENTS TO ASSIST IN ITS DUTIES AND MAY CONSULT WITH COUNSEL, WHO MAY BE COUNSEL FOR THE EMPLOYER, WITH RESPECT TO ANY MATTER AFFECTING THE PLAN OR ITS OBLIGATIONS AND RESPONSIBILITIES HEREUNDER, OR WITH RESPECT TO ANY ACTION OR PROCEEDING AFFECTING THE PLAN.

    8.6 COMPENSATION AND EXPENSES. ALL COMPENSATION AND EXPENSES OF THE FIDUCIARIES AND THEIR AGENTS AND COUNSEL SHALL BE PAID OR REIMBURSED BY THE EMPLOYER ON SUCH BASIS AS THE PLAN SPONSOR SHALL DETERMINE; PROVIDED, HOWEVER, THAT EACH PERSON OR COMMITTEEMAN SERVING AS A FIDUCIARY SHALL SERVE WITHOUT COMPENSATION FOR SUCH SERVICE UNLESS OTHERWISE DETERMINED BY THE PLAN

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SPONSOR OR, IN THE CASE OF THE TRUSTEE UNDER ANY RABBI TRUST,  UNLESS  OTHERWISE
PROVIDED IN THE RABBI TRUST.

    8.7 INDEMNIFICATION. THE EMPLOYER, ON SUCH BASIS AS THE PLAN SPONSOR SHALL DETERMINE, SHALL INDEMNIFY AND HOLD HARMLESS ANY INDIVIDUAL WHO IS AN EMPLOYEE OF THE EMPLOYER OR AN AFFILIATE AND WHO IS A FIDUCIARY OR A MEMBER OF A FIDUCIARY UNDER THE PLAN AND ANY OTHER INDIVIDUAL WHO IS AN EMPLOYEE OF THE EMPLOYER OR AN AFFILIATE AND TO WHOM DUTIES OF A FIDUCIARY ARE DELEGATED PURSUANT TO PARAGRAPH 8.4, TO THE EXTENT PERMITTED BY LAW, FROM AND AGAINST ANY LIABILITY, LOSS, COST OR EXPENSE ARISING FROM THEIR GOOD FAITH ACTION OR INACTION IN CONNECTION WITH THEIR RESPONSIBILITIES UNDER THE PLAN.


                                   ARTICLE IX
                               PLAN ADMINISTRATOR

    9.1 APPOINTMENT OF PLAN ADMINISTRATOR. THE PLAN SPONSOR MAY APPOINT ONE OR MORE PERSONS TO SERVE AS THE PLAN ADMINISTRATOR (THE "ADMINISTRATOR") FOR THE PURPOSE OF CARRYING OUT THE DUTIES SPECIFICALLY IMPOSED ON THE ADMINISTRATOR BY THE PLAN AND THE CODE. IN THE EVENT MORE THAN ONE PERSON IS APPOINTED, THE PERSONS SHALL FORM A COMMITTEE FOR THE PURPOSE OF FUNCTIONING AS THE ADMINISTRATOR OF THE PLAN. THE PERSON OR COMMITTEEMEN SERVING AS ADMINISTRATOR SHALL SERVE FOR INDEFINITE TERMS AT THE PLEASURE OF THE PLAN SPONSOR, AND MAY, BY THIRTY (30) DAYS PRIOR WRITTEN NOTICE TO THE PLAN SPONSOR, TERMINATE SUCH APPOINTMENT. THE PLAN SPONSOR SHALL INFORM THE TRUSTEE OF ANY RABBI TRUST OF ANY SUCH APPOINTMENT OR TERMINATION, AND ANY SUCH TRUSTEE MAY ASSUME THAT ANY PERSON APPOINTED CONTINUES IN OFFICE UNTIL NOTIFIED OF ANY CHANGE.

    9.2 PLAN SPONSOR AS PLAN ADMINISTRATOR. IN THE EVENT THAT NO ADMINISTRATOR IS APPOINTED OR IN OFFICE PURSUANT TO PARAGRAPH 9.1, THE PLAN SPONSOR SHALL BE THE ADMINISTRATOR.

    9.3 PROCEDURE IF A COMMITTEE. IF THE ADMINISTRATOR IS A COMMITTEE, IT SHALL APPOINT FROM ITS MEMBERS A CHAIRMAN AND A SECRETARY. THE SECRETARY SHALL KEEP RECORDS AS MAY BE NECESSARY OF THE ACTS AND RESOLUTIONS OF SUCH COMMITTEE AND BE PREPARED TO FURNISH REPORTS THEREOF TO THE PLAN SPONSOR AND THE TRUSTEE OF ANY RABBI TRUST. EXCEPT AS OTHERWISE PROVIDED, ALL INSTRUMENTS EXECUTED ON BEHALF OF SUCH COMMITTEE MAY BE EXECUTED BY ITS CHAIRMAN OR SECRETARY, AND THE TRUSTEE OF ANY RABBI TRUST MAY ASSUME THAT SUCH COMMITTEE, ITS CHAIRMAN OR SECRETARY ARE THE PERSONS WHO WERE LAST DESIGNATED AS SUCH TO THEM IN WRITING BY THE PLAN SPONSOR OR ITS CHAIRMAN OR SECRETARY.

    9.4 ACTION BY MAJORITY VOTE IF A COMMITTEE. IF THE ADMINISTRATOR IS A COMMITTEE, ITS ACTION IN ALL MATTERS, QUESTIONS AND DECISIONS SHALL BE DETERMINED BY A MAJORITY VOTE OF ITS MEMBERS QUALIFIED TO ACT THEREON. THEY MAY MEET INFORMALLY OR TAKE ANY ACTION WITHOUT THE NECESSITY OF MEETING AS A GROUP.

    9.5 APPOINTMENT OF SUCCESSORS. UPON THE DEATH, RESIGNATION OR REMOVAL OF A PERSON SERVING AS, OR ON A COMMITTEE WHICH IS, THE ADMINISTRATOR, THE PLAN SPONSOR MAY, BUT NEED NOT, APPOINT A SUCCESSOR.

    9.6 DUTIES AND RESPONSIBILITIES OF PLAN ADMINISTRATOR. THE ADMINISTRATOR SHALL HAVE THE FOLLOWING DUTIES AND RESPONSIBILITIES UNDER THE PLAN:

    9.6(A) THE ADMINISTRATOR SHALL BE RESPONSIBLE FOR THE FULFILLMENT OF ALL RELEVANT REPORTING AND DISCLOSURE REQUIREMENTS SET FORTH IN THE PLAN AND THE CODE AND, IF APPLICABLE, THE ACT, THE DISTRIBUTION THEREOF TO PARTICIPANTS AND THEIR BENEFICIARIES AND THE FILING THEREOF WITH THE APPROPRIATE GOVERNMENTAL OFFICIALS AND AGENCIES.

    9.6(B) THE ADMINISTRATOR SHALL MAINTAIN AND RETAIN NECESSARY RECORDS RESPECTING ITS ADMINISTRATION OF THE PLAN AND MATTERS UPON WHICH DISCLOSURE IS REQUIRED UNDER THE PLAN AND THE CODE AND, IF APPLICABLE, THE ACT.

    9.6(C) THE ADMINISTRATOR SHALL MAKE ANY ELECTIONS FOR THE PLAN REQUIRED TO BE MADE BY IT UNDER THE PLAN AND THE CODE AND, IF APPLICABLE, THE ACT.

    9.6(D) THE ADMINISTRATOR IS EMPOWERED TO SETTLE CLAIMS AGAINST THE PLAN AND TO MAKE SUCH EQUITABLE ADJUSTMENTS IN A PARTICIPANT'S OR BENEFICIARY'S RIGHTS OR ENTITLEMENTS UNDER THE PLAN AS IT DEEMS APPROPRIATE IN THE EVENT AN ERROR OR OMISSION IS DISCOVERED OR CLAIMED IN THE OPERATION OR ADMINISTRATION OF THE PLAN.

    9.6(E) THE ADMINISTRATOR MAY CONSTRUE THE PLAN, CORRECT DEFECTS, SUPPLY OMISSIONS OR RECONCILE INCONSISTENCIES TO THE EXTENT NECESSARY TO EFFECTUATE THE PLAN AND SUCH ACTION SHALL BE CONCLUSIVE.

    9.7 POWER AND AUTHORITY. THE ADMINISTRATOR IS HEREBY VESTED WITH ALL THE POWER AND AUTHORITY NECESSARY IN ORDER TO CARRY OUT ITS DUTIES AND RESPONSIBILITIES IN CONNECTION WITH THE ADMINISTRATION OF THE PLAN IMPOSED HEREUNDER. FOR SUCH PURPOSE, THE

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ADMINISTRATOR  SHALL HAVE THE POWER TO ADOPT  RULES AND  REGULATIONS  CONSISTENT
WITH THE TERMS OF THE PLAN.

    9.8 AVAILABILITY OF RECORDS. THE EMPLOYER AND THE TRUSTEE OF ANY RABBI TRUST SHALL, AT THE REQUEST OF THE ADMINISTRATOR, MAKE AVAILABLE NECESSARY RECORDS OR OTHER INFORMATION THEY POSSESS WHICH MAY BE REQUIRED BY THE ADMINISTRATOR IN ORDER TO CARRY OUT ITS DUTIES HEREUNDER.

    9.9 NO ACTION WITH RESPECT TO OWN BENEFIT. NO ADMINISTRATOR WHO IS A PARTICIPANT SHALL TAKE ANY PART AS THE ADMINISTRATOR IN ANY DISCRETIONARY ACTION IN CONNECTION WITH HIS PARTICIPATION AS AN INDIVIDUAL. SUCH ACTION SHALL BE TAKEN BY THE REMAINING ADMINISTRATOR, IF ANY, OR OTHERWISE BY THE PLAN SPONSOR.


                                   ARTICLE X
                     AMENDMENT AND TERMINATION OF THE PLAN

    10.1  AMENDMENT OR TERMINATION OF THE PLAN.

    10.1(A) THE PLAN MAY BE TERMINATED AT ANY TIME BY THE BOARD. THE PLAN MAY BE AMENDED IN WHOLE OR IN PART FROM TIME TO TIME BY THE BOARD EFFECTIVE AS OF ANY DATE SPECIFIED. NO AMENDMENT OR TERMINATION SHALL OPERATE TO DECREASE OR OTHERWISE ADVERSELY AFFECT THE AMOUNT OF A PARTICIPANT'S THEN CURRENTLY ACCRUED EXCESS RETIREMENT BENEFIT, EXCESS THRIFT BENEFIT OR SUPPLEMENTAL RETIREMENT BENEFIT OR THE EXCESS RETIREMENT DEATH BENEFIT, EXCESS THRIFT DEATH BENEFIT ORSUPPLEMENTAL DEATH BENEFIT WITH RESPECT THERETO, OR THE THEN CURRENT OR FUTURE VESTING THEREOF, DETERMINED AS OF THE EARLIER OF THE DATE ON WHICH THE AMENDMENT OR TERMINATION IS APPROVED BY THE BOARD OR THE DATE ON WHICH AN INSTRUMENT OF AMENDMENT OR TERMINATION IS SIGNED ON BEHALF OF THE PLAN SPONSOR UNLESS THE BENEFIT IS REPLACED BY A COMPARABLE BENEFIT UNDER ANOTHER PLAN OF THE PLAN SPONSOR OR AN AFFILIATE OR THE AFFECTED PARTICIPANT AGREES IN WRITING.

    10.1(B) THE BOARD HEREBY DELEGATES TO THE CHIEF EXECUTIVE OFFICER OF THE PLAN SPONSOR THE RIGHT TO MODIFY, ALTER, OR AMEND THE PLAN IN WHOLE OR IN PART TO MAKE ANY TECHNICAL MODIFICATION, ALTERATION OR AMENDMENT WHICH IN THE OPINION OF COUNSEL FOR THE PLAN SPONSOR IS REQUIRED BY LAW AND IS DEEMED ADVISABLE BY THE ADMINISTRATOR AND TO MAKE ANY OTHER MODIFICATION, ALTERATION OR AMENDMENT WHICH DOES NOT, IN THE ADMINISTRATOR'S VIEW, SUBSTANTIALLY INCREASE COSTS, CONTRIBUTIONS OR BENEFITS AND DOES NOT MATERIALLY AFFECT THE ELIGIBILITY, VESTING OR BENEFIT ACCRUAL OR ALLOCATION PROVISIONS OF THE PLAN.

    10.1(C) ON TERMINATION OF THE PLAN, ALL THEN CURRENTLY ACCRUED EXCESS RETIREMENT BENEFITS, EXCESS THRIFT BENEFITS AND SUPPLEMENTAL RETIREMENT BENEFITS AND THE EXCESS RETIREMENT DEATH BENEFITS, EXCESS THRIFT DEATH BENEFITS AND SUPPLEMENTAL DEATH BENEFITS, IF ANY, WITH RESPECT THERETO SHALL BE FULLY VESTED AND NON-FORFEITABLE EXCEPT TO THE EXTENT A PAYMENT MAY BE EXPRESSLY FORFEITABLE FOR COMPETITION OR SOME OTHER OCCURRENCE OTHER THAN THE PARTICIPANT'S TERMINATION OF EMPLOYMENT. IF ONLY A PART OF THE PLAN IS TERMINATED, THIS PROVISION SHALL APPLY TO THE PART THAT IS TERMINATED.


                                   ARTICLE XI
             PARTICIPATION BY EMPLOYERS OTHER THAN THE PLAN SPONSOR

    11.1  ADOPTION BY ADDITIONAL EMPLOYERS.

    11.1(A) ANY AFFILIATE MAY ADOPT THE PLAN WITH THE CONSENT OF THE BOARD AND ITS BOARD.

    11.1(B) IN ADDITION, AND AS ALTERNATIVE TO THE CONSENT, AUTHORIZATION AND APPROVAL BY THE BOARD REQUIRED UNDER SUBPARAGRAPH 11.1(A) WITH RESPECT TO THE ADOPTION OF THE PLAN BY AN AFFILIATE, THE CHIEF EXECUTIVE OFFICER OF THE PLAN SPONSOR SHALL BE AND IS HEREBY AUTHORIZED TO CONSENT TO, AUTHORIZE AND APPROVE ANY SUCH ADOPTION OF THE PLAN.

    11.2 TERMINATION EVENTS WITH RESPECT TO EMPLOYERS OTHER THAN THE PLAN
         SPONSOR.

    11.2(A) THE PLAN SHALL TERMINATE WITH RESPECT TO ANY EMPLOYER OTHER THAN THE PLAN SPONSOR, AND SUCH EMPLOYER SHALL AUTOMATICALLY CEASE TO BE A PARTICIPATING EMPLOYER IN THE PLAN, UPON THE HAPPENING OF ANY OF THE FOLLOWING EVENTS:

               (I) ACTION BY THE EMPLOYER'S BOARD TERMINATING ITS PARTICIPATION IN THE PLAN AND SPECIFYING THE DATE OF SUCH TERMINATION. NOTICE OF SUCH TERMINATION SHALL BE DELIVERED TO THE ADMINISTRATOR AND THE PLAN SPONSOR.

              (II) THE EMPLOYER'S CEASING TO BE AN AFFILIATE.

             (III) ACTION BY THE BOARD OR CHIEF EXECUTIVE OFFICER OF THE PLAN SPONSOR TERMINATING AN EMPLOYER'S PARTICIPATION IN THE PLAN AND SPECIFYING THE DATE OF SUCH TERMINATION. NOTICE OF SUCH TERMINATION SHALL BE DELIVERED TO THE ADMINISTRATOR AND THE FORMER PARTICIPATING EMPLOYER.

    11.2(B) TERMINATION OF THE PLAN WITH RESPECT TO ANY EMPLOYER SHALL MEAN TERMINATION OF FURTHER BENEFIT ACCRUAL BY AND

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ACTIVE PARTICIPATION OF THE PARTICIPANTS  EMPLOYED BY SUCH EMPLOYER WITH RESPECT
TO SUCH EMPLOYMENT.

    11.2(C) NOTWITHSTANDING THE FOREGOING, NO TERMINATION WITH RESPECT TO ANY EMPLOYER SHALL OPERATE TO DECREASE OR OTHERWISE ADVERSELY AFFECT A PARTICIPANT'S THEN CURRENTLY ACCRUED EXCESS RETIREMENT BENEFIT, EXCESS THRIFT BENEFIT OR SUPPLEMENTAL RETIREMENT BENEFIT OR THE EXCESS RETIREMENT DEATH BENEFIT, EXCESS THRIFT DEATH BENEFIT OR SUPPLEMENTAL DEATH BENEFIT WITH RESPECT THERETO, OR THE THEN CURRENT OR FUTURE VESTING THEREOF, DETERMINED AS OF THE EARLIER OF THE DATE ON WHICH THE TERMINATION IS APPROVED OR THE DATE ON WHICH AN INSTRUMENT OF TERMINATION IS SIGNED UNLESS THE BENEFIT IS REPLACED BY A COMPARABLE BENEFIT UNDER ANOTHER PLAN OF THE PLAN SPONSOR, THE EMPLOYER IN QUESTION OR THE AFFILIATE OR A SUCCESSOR THERETO OR THE AFFECTED PARTICIPANT AGREES IN WRITING.

    11.2(D) ON TERMINATION OF THE PLAN WITH RESPECT TO AN AFFILIATE, ALL THEN CURRENTLY ACCRUED EXCESS RETIREMENT BENEFITS, EXCESS THRIFT BENEFITS AND SUPPLEMENTAL RETIREMENT BENEFITS OF EMPLOYEES OF THAT AFFILIATE WHO CEASE TO BE ACTIVE PARTICIPANTS IN THE PLAN BY REASON OF THEIR CEASING TO BE COVERED EMPLOYEES AND THE EXCESS RETIREMENT DEATH BENEFITS, EXCESS THRIFT DEATH BENEFITS AND SUPPLEMENTAL DEATH BENEFITS, IF ANY, WITH RESPECT THERETO SHALL BE FULLY VESTED AND NON-FORFEITABLE EXCEPT TO THE EXTENT A PAYMENT MAY BE EXPRESSLY FORFEITABLE FOR COMPETITION OR SOME OTHER OCCURRENCE OTHER THAN THE PARTICIPANT'S TERMINATION OF EMPLOYMENT.

    11.3 EFFECT OF EMPLOYER MERGER, CONSOLIDATION OR LIQUIDATION. NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS ARTICLE XI, THE MERGER OR LIQUIDATION OF ANY EMPLOYER INTO ANY OTHER EMPLOYER OR THE CONSOLIDATION OF TWO
(2) OR MORE OF THE EMPLOYERS SHALL NOT CAUSE THE PLAN TO TERMINATE WITH RESPECT TO THE MERGING, LIQUIDATING OR CONSOLIDATING EMPLOYERS, PROVIDED THAT THE PLAN HAS BEEN ADOPTED OR IS CONTINUED BY AND HAS NOT TERMINATED WITH RESPECT TO THE SURVIVING OR CONTINUING EMPLOYER.


                                  ARTICLE XII
                                 MISCELLANEOUS

    12.1 NON-ASSIGNABILITY. THE INTERESTS OF EACH PARTICIPANT UNDER THE PLAN ARE NOT SUBJECT TO CLAIMS OF THE PARTICIPANT'S CREDITORS; AND NEITHER THE PARTICIPANT, NOR HIS BENEFICIARY, SHALL HAVE ANY RIGHT TO SELL, ASSIGN, TRANSFER OR OTHERWISE CONVEY THE RIGHT TO RECEIVE ANY PAYMENTS HEREUNDER OR ANY INTEREST UNDER THE PLAN, WHICH PAYMENTS AND INTEREST ARE EXPRESSLY DECLARED TO BE NON-ASSIGNABLE AND NONTRANSFERABLE.

    12.2 RIGHT TO REQUIRE INFORMATION AND RELIANCE THEREON. THE PLAN SPONSOR, THE EMPLOYER AND THE ADMINISTRATOR SHALL HAVE THE RIGHT TO REQUIRE ANY PARTICIPANT, BENEFICIARY OR OTHER PERSON RECEIVING BENEFIT PAYMENTS TO PROVIDE IT WITH SUCH INFORMATION, IN WRITING, AND IN SUCH FORM AS IT MAY DEEM NECESSARY TO THE ADMINISTRATION OF THE PLAN AND MAY RELY THEREON IN CARRYING OUT ITS DUTIES HEREUNDER. ANY PAYMENT TO OR ON BEHALF OF A PARTICIPANT OR BENEFICIARY IN ACCORDANCE WITH THE PROVISIONS OF THE PLAN IN GOOD FAITH RELIANCE UPON ANY SUCH WRITTEN INFORMATION PROVIDED BY A PARTICIPANT OR ANY OTHER PERSON TO WHOM SUCH PAYMENT IS MADE SHALL BE IN FULL SATISFACTION OF ALL CLAIMS BY SUCH PARTICIPANT AND HIS BENEFICIARY; AND ANY PAYMENT TO OR ON BEHALF OF A BENEFICIARY IN ACCORDANCE WITH THE PROVISION SO THE PLAN IN GOOD FAITH RELIANCE UPON ANY SUCH WRITTEN INFORMATION PROVIDED BY SUCH BENEFICIARY OR ANY OTHER PERSON TO WHOM SUCH PAYMENT IS MADE SHALL BE IN FULL SATISFACTION OF ALL CLAIMS BY SUCH BENEFICIARY.

    12.3 NOTICES AND ELECTIONS. ALL NOTICES REQUIRED TO BE GIVEN IN WRITING AND ALL ELECTIONS REQUIRED TO BE MADE IN WRITING, UNDER ANY PROVISION OF THE PLAN, SHALL BE INVALID UNLESS MADE ON SUCH FORMS AS MAY BE PROVIDED OR APPROVED BY THE ADMINISTRATOR AND, IN THE CASE OF A NOTICE OR ELECTION BY A PARTICIPANT OR BENEFICIARY, UNLESS EXECUTED BY THE PARTICIPANT OR BENEFICIARY GIVING SUCH NOTICE OR MAKING SUCH ELECTION.

    12.4 DELEGATION OF AUTHORITY. WHENEVER THE PLAN SPONSOR OR ANY EMPLOYER IS PERMITTED OR REQUIRED TO PERFORM ANY ACT, SUCH ACT MAY BE PERFORMED BY ITS
PRESIDENT OR CHIEF EXECUTIVE OFFICER OR OTHER PERSON DULY AUTHORIZED BY ITS PRESIDENT OR CHIEF EXECUTIVE OFFICER OR ITS BOARD.

    12.5 SERVICE OF PROCESS. THE ADMINISTRATOR SHALL BE THE AGENT FOR SERVICE OF PROCESS ON THE PLAN.

    12.6 GOVERNING LAW. THE PLAN SHALL BE CONSTRUED, ENFORCED AND ADMINISTERED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA, AND ANY FEDERAL LAW WHICH PREEMPTS THE SAME.

    12.7 BINDING EFFECT. THE PLAN SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE EMPLOYER, ITS SUCCESSORS AND ASSIGNS, AND THE PARTICIPANT AND HIS HEIRS, EXECUTORS, ADMINISTRATORS AND LEGAL REPRESENTATIVES.

    12.8 SEVERABILITY. IF ANY PROVISION OF THE PLAN SHOULD FOR ANY REASON BE DECLARED INVALID OR UNENFORCEABLE BY A COURT OF COMPETENT JURISDICTION, THE REMAINING PROVISIONS SHALL NEVERTHELESS REMAIN IN FULL FORCE AND EFFECT.

    12.9 NO EFFECT ON EMPLOYMENT AGREEMENT. THE PLAN SHALL NOT BE CONSIDERED OR CONSTRUED TO MODIFY, AMEND OR

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SUPERSEDE  ANY  EMPLOYMENT  AGREEMENT  BETWEEN THE EMPLOYER AND THE  PARTICIPANT
HERETOFORE OR HEREAFTER ENTERED INTO UNLESS SO SPECIFICALLY PROVIDED.

    12.10 GENDER AND NUMBER. IN THE CONSTRUCTION OF THE PLAN, THE MASCULINE SHALL INCLUDE THE FEMININE OR NEUTER AND THE SINGULAR SHALL INCLUDE THE PLURAL AND VICE-VERSA IN ALL CASES WHERE SUCH MEANINGS WOULD BE APPROPRIATE.

    12.11 TITLES AND CAPTIONS. TITLES AND CAPTIONS AND HEADINGS HEREIN HAVE BEEN INSERTED FOR CONVENIENCE OF REFERENCE ONLY AND ARE TO BE IGNORED IN ANY CONSTRUCTION OF THE PROVISIONS HEREOF.

    12.12 CONSTRUCTION. THE PLAN AND THE FUND (IF ESTABLISHED) ARE CREATED FOR THE BENEFIT OF ELIGIBLE EMPLOYEES OF THE EMPLOYER AND THEIR BENEFICIARIES AND SHALL BE INTERPRETED AND ADMINISTERED IN A MANNER CONSISTENT WITH THEIR BEING AN UNFUNDED DEFERRED COMPENSATION PLAN MAINTAINED FOR A SELECT GROUP OF MANAGEMENT OR HIGHLY COMPENSATED EMPLOYEES (SOMETIMES REFERRED TO AS A "TOP-HAT" PLAN) DESCRIBED IN SECTIONS 201(2), 301(A)(3) AND 401(A)(1) OF THE ACT. THE FUND (IF ESTABLISHED) IS INTENDED TO BE A GRANTOR TRUST, OF WHICH THE EMPLOYER IS THE GRANTOR, WITHIN THE MEANING OF SUBPART E, PART I, SUBCHAPTER J, CHAPTER 1, SUBTITLE A OF THE CODE, AND SHALL BE CONSTRUED ACCORDINGLY. CERTAIN BENEFITS UNDER THE PLAN ARE INTENDED TO BE EXCESS BENEFITS WITHIN THE MEANING OF SECTIONS 3(36) AND 4(B)(5) OF THE ACT AND SHALL BE INTERPRETED AND ADMINISTERED AS SUCH.

    12.13 INCOME AND EMPLOYMENT TAXES. BENEFITS UNDER THE PLAN GENERALLY ARE ANTICIPATED TO BE SUBJECT TO INCOME AND EMPLOYMENT TAX WITHHOLDING FROM TIME TO TIME. NOTWITHSTANDING ANY CONTRARY PROVISION OF THE PLAN, IF A PARTICIPANT DOES NOT HAVE OTHER COMPENSATION FROM WHICH ANY TAXES REQUIRED TO BE WITHHELD WITH RESPECT TO HIS PLAN BENEFITS CAN BE WITHHELD OR THE PARTICIPANT DOES NOT MAKE OTHER ARRANGEMENTS SATISFACTORY TO THE ADMINISTRATOR FOR PAYMENT OF THE SAME, THE AMOUNT OF THE PARTICIPANT'S BENEFITS UNDER THE PLAN MAY AT THE DIRECTION OF THE ADMINISTRATOR BE REDUCED BY ANY TAXES REQUIRED TO BE WITHHELD THEREFROM AND NOT OTHERWISE PROVIDED FOR.

     IN WITNESS WHEREOF, EACH EMPLOYER HAS CAUSED THE PLAN TO BE SIGNED ON ITS BEHALF BY ITS DULY AUTHORIZED OFFICER OR MEMBER OF ITS BOARD OF DIRECTORS ON THE DAY, MONTH AND YEAR AFORESAID.


                                   HOME BENEFICIAL CORPORATION,
                                   PLAN SPONSOR


                                   BY:
                                       -----------------------------------
                                       ITS PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                   HOME BENEFICIAL LIFE INSURANCE COMPANY,
                                   PARTICIPATING EMPLOYER


                                   BY:
                                       -----------------------------------------
                                       ITS PRESIDENT AND CHIEF EXECUTIVE OFFICER

                  HOME BENEFICIAL SUPPLEMENTAL RETIREMENT PLAN
                                   APPENDIX A
                              (AS OF JULY 1, 1996)
                        LIST OF PARTICIPATING EMPLOYERS


                                                              EFFECTIVE DATE
                                      EFFECTIVE DATE
                                      PLACE OF               OF COMMENCEMENT
                                      OF TERMINATION
NAME                                  INCORPORATION          OF PARTICIPATION
                                      OF PARTICIPATION

HOME BENEFICIAL CORPORATION           VIRGINIA                 JULY 1, 1996
                                      ----

HOME BENEFICIAL LIFE
  INSURANCE COMPANY                   VIRGINIA                 JULY 1, 1996
                                      ----


                                    - A-1 -                               62

                  HOME BENEFICIAL SUPPLEMENTAL RETIREMENT PLAN
                                   APPENDIX B
                              (AS OF JULY 1, 1996)
                      LIST OF EXCESS BENEFIT PARTICIPANTS


                              STATUS AND DATE -         STATUS AND DATE -
                              EXCESS RETIREMENT         EXCESS THRIFT
       NAME                   BENEFIT PARTICIPANT       BENEFIT PARTICIPANT
       ----                   -------------------       -------------------
RICHARD W. WILTSHIRE, JR.         NO                     YES - 07/01/96


                                    - B-1 -                                63

                  HOME BENEFICIAL SUPPLEMENTAL RETIREMENT PLAN
                                   APPENDIX C
                              (AS OF JULY 1, 1996)
                           LISTING AND DESCRIPTION OF
                   SUPPLEMENTAL RETIREMENT AND DEATH BENEFITS
                     AND SUPPLEMENTAL BENEFIT PARTICIPANTS



I.             H. STANLEY BOURNE.

               A. DESIGNATION AS A SUPPLEMENTAL BENEFIT PARTICIPANT. H. STANLEY BOURNE IS HEREBY DESIGNATED AS A SUPPLEMENTAL BENEFIT PARTICIPANT COMMENCING AT HIS RETIREMENT FROM THE EMPLOYMENT OF THE EMPLOYER AT OR AFTER HIS NORMAL RETIREMENT AGE UNDER THE RETIREMENT PLAN.

               B. SUPPLEMENTAL RETIREMENT BENEFIT. THE PARTICIPANT'S SUPPLEMENTAL RETIREMENT BENEFIT IS $20,000 PER YEAR, PAYABLE MONTHLY ON THE FIRST OF EACH MONTH DURING THE LIFE OF THE PARTICIPANT.

               C. VESTING IN AND FORFEITURE OF SUPPLEMENTAL RETIREMENT BENEFIT. THE PARTICIPANT'S SUPPLEMENTAL RETIREMENT BENEFIT SHALL BE FORFEITED UPON HIS TERMINATION OF EMPLOYMENT WITH THE EMPLOYER FOR REASONS OTHER THAN RETIREMENT AT OR AFTER HIS NORMAL RETIREMENT AGE UNDER THE RETIREMENT PLAN AND SHALL BE VESTED AS OF THE DATE OF HIS RETIREMENT FROM THE EMPLOYMENT OF THE EMPLOYER UNDER THE RETIREMENT PLAN AT OR AFTER HIS NORMAL RETIREMENT AGE UNDER THE RETIREMENT PLAN, BUT SHALL REMAIN SUBJECT TO DIVESTMENT AND FORFEITURE IN THE EVENT OF THE PARTICIPANT'S COMPETITION WITH THE EMPLOYER. NO VESTING IS PROVIDED PRIOR TO SUCH RETIREMENT. FOR PURPOSES HEREOF, "COMPETITION" MEANS ENGAGING, DIRECTLY OR INDIRECTLY, ON A FULL-TIME OR PART-TIME BASIS OR ON A CONSULTING OR ADVISORY BASIS OR OTHERWISE FOR ANY OTHER BUSINESS ORGANIZATION IN ANY MATTER OR IN ANY MANNER WHICH MIGHT BE DEEMED TO BE IN COMPETITIVE WITH OR AGAINST THE BEST INTERESTS OF THE PLAN SPONSOR OR ANY OF ITS AFFILIATES.

               D. SUPPLEMENTAL RETIREMENT DEATH BENEFIT. NO SUPPLEMENTAL RETIREMENT DEATH BENEFIT IS PROVIDED WITH RESPECT TO THE PARTICIPANT.

               E. TIME AND FORM OF PAYMENT OF SUPPLEMENTAL RETIREMENT BENEFIT. THE PARTICIPANT'S SUPPLEMENTAL RETIREMENT BENEFIT SHALL BE PAYABLE MONTHLY FOR THE LIFE OF THE PARTICIPANT, COMMENCING AT THE TIME THE PARTICIPANT'S RETIREMENT BENEFIT UNDER THE RETIREMENT PLAN COMMENCES TO BE PAID. ALL PAYMENTS WILL END UPON THE PARTICIPANT'S DEATH.


                                    - C-1 -                                 64



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